Exhibit 10.3

EXECUTION VERSION

February 14, 2018
Cheniere Corpus Christi Holdings, LLC
700 Milam St., Suite 1900
Houston, Texas 77002
Attention: Treasurer
Telephone: 713-375-5290
Fax: 713-375-6000
Email: lisa.cohen@cheniere.com

Re: Consent for Execution of Precedent Agreement with the Natural Gas Pipeline Company of America LLC

Ladies and Gentlemen:

Reference is made to (a) the Common Terms Agreement, dated as of May 13, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Common Terms Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Company”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors”), Société Générale as the Term Loan Facility Agent, each other Facility Agent on behalf of its respective Facility Lenders, and Société Générale as the Intercreditor Agent, (b) the Intercreditor Agreement, dated as of May 13, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Intercreditor Agreement”), by and among the Intercreditor Parties party thereto from time to time, and Société Générale as the Intercreditor Agent and the Security Trustee, (c) the Term Loan Facility Agreement, dated as of May 13, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Term Loan Facility Agreement”), among the Company, the Guarantors, each Term Lender party thereto from time to time, and Société Générale, as the Term Loan Facility Agent, and (d) the Working Capital Facility Agreement, dated as of December 14, 2016 (as amended, amended and restated, modified or supplemented from time to time, the “Working Capital Facility Agreement”), among the Company, the Guarantors, the Working Capital Lenders party thereto from time to time, The Bank of Nova Scotia and Sumitomo Mitsui Banking Corporation as Issuing Banks, Mizuho Bank, Ltd., as Swing Line Lender and The Bank of Nova Scotia, as Working Capital Facility Agent. Capitalized terms used but not defined herein have the meanings assigned to them in the Common Terms Agreement, Intercreditor Agreement, Term Loan Facility Agreement or the Working Capital Facility Agreement, as applicable.

1.Consent to Enter into a Subsequent Material Project Agreement. Pursuant to Section 12.5(g) (Material Project Agreements) of the Common Terms Agreement, Section 10.01 (Decisions; Amendments, Etc.) of the Term Loan Facility Agreement, Section 11.01 (Decisions; Amendments, Etc.) of the Working Capital Facility Agreement and Section 3 (Voting and Decision Making) of the Intercreditor Agreement, the undersigned Requisite Intercreditor Parties hereby consent to the execution and delivery by Corpus Christi Liquefaction, LLC (“CCL”) of the Precedent Agreement

(the “NGPL PA 2”) by and between Natural Gas Pipeline Company of America LLC and CCL, as a Subsequent Material Project Agreement, substantially in the form attached hereto as Exhibit A.

2.Effectiveness. The consent set forth herein shall be effective only in the specific instance described herein and for the specific purpose for which it is given, and nothing herein shall be construed to limit or bar any rights or remedies of any Secured Party. For the avoidance of doubt and without limiting the generality of the foregoing, no other change, amendment, consent or waiver with respect to the terms and provisions of any other Finance Document, Material Project Agreement or Subsequent Material Project Agreement is intended or contemplated hereby (which terms and provisions remain unchanged and in full force and effect). Nothing herein shall be construed as or deemed to be (a) a waiver or consent by the Requisite Intercreditor Parties of any past, present or future breach or non-compliance with any terms or provisions contained in any Finance Document, Material Project Agreement or Subsequent Material Project Agreement, or (b) a guide to, or an intent or indication of, future actions or decisions by any Secured Party.

3.	Voting and Direction Matters.

(a)
With respect to the Term Loan Facility Agreement, by their signature below, each of the undersigned Term Lenders instructs the Term Loan Facility Agent as the Senior Creditor Group Representative and the Designated Voting Party for the Term Lenders to (i) cast its vote for the consent set forth herein in accordance with Section 3 (Voting and Decision Making) of the Intercreditor Agreement and (ii) direct the Intercreditor Agent to execute this consent letter.

(b)
Based on the instructions above, the Term Loan Facility Agent, as Senior Creditor Group Representative and the Designated Voting Party for the Term Lenders, hereby (i) casts its vote for the consent set forth herein and (ii) directs the Intercreditor Agent to execute this consent letter.

(c)
With respect to the Working Capital Facility Agreement, by their signature below, each of the undersigned Working Capital Lenders instructs the Working Capital Facility Agent as the Senior Creditor Group Representative and the Designated Voting Party for the Working Capital Lenders to (i) cast its vote for the consent set forth herein in accordance with Section 3 (Voting and Decision Making) of the Intercreditor Agreement and (ii) direct the Intercreditor Agent to execute this consent letter.

(d)
Based on the instructions above, the Working Capital Facility Agent, as Senior Creditor Group Representative and the Designated Voting Party for the Working Capital Lenders, hereby (i) casts its vote for the consent set forth herein and (ii) directs the Intercreditor Agent to execute this consent letter.

(e)
Based on the instructions above from the Term Loan Facility Agent, as Senior Creditor Group Representative and the Designated Voting Party for the Term Lenders, and the Working Capital Facility Agent, as Senior Creditor Group Representative and Designated Voting Party for the Working Capital

Lenders, which comprises instructions from the Requisite Intercreditor Parties in accordance with Section 4.3 (Majority Voting Issues) of the Intercreditor Agreement, the Intercreditor Agent hereby grants its consent to the requested Senior Creditor Action as set forth herein.

4.Covenant. Each Loan Party agrees that it shall not make a final investment decision with respect to Train Three, or waive any condition in the NGPL PA 2 related to the making of such final investment decision, unless all applicable conditions in the Finance Documents for the development of Train Three (including obtaining applicable consents from the Intercreditor Agent, acting on the instruction of Requisite Intercreditor Parties) have been satisfied or waived as required under the applicable Finance Documents.

5.GOVERNING LAW. THIS CONSENT LETTER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

6.Finance Document. This consent letter constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement.

7.Event of Default. The breach by any Loan Party of any covenant in Section 4 (Covenants) of this consent letter shall be treated as a material breach by a Loan Party of a covenant for purposes of the Loan Facility Event of Default set forth in, and shall be subject to, Section 15.1(c)(v)(B)(Loan Facility Events of Default) of the Common Terms Agreement.

8.Counterparts. This consent letter may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this consent letter by facsimile or in electronic document format (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this consent letter.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

ABN AMRO CAPITAL USA LLC,
as Term Lender

By:	/s/ David Montgomery
Name: David Montgomery
Title: Managing Director

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

APPLE BANK FOR SAVINGS,
as Term Lender

By:	/s/ Jonathan C. Byron
Name: Jonathan C. Byron
Title: Senior Vice President
Export Credit & Corporate Finance

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

BANCO BILBAO VIZCAYA
ARGENTARIA, S.A. NEW YORK
BRANCH,
as Term Lender

By:	/s/ Vincenzo Iemmolo
Name: Vincenzo Iemmolo
Title:

By:	/s/ Rafael Ruiz
Name: Rafael Ruiz
Title:

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

BANCO DE SABADELL, S.A. - MIAMI
BRANCH,
as Term Lender

By:	/s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

BANK OF AMERICA, N.A.,
as Term Lender

By:	/s/ Ronald E. McKaig
Name: Ronald E. McKaig
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

BNP PARIBAS,
as Term Lender

By:	/s/ Manoj Khatri
Name: Manoj Khatri
Title: Director

By:	/s/ Chris Fukuoka
Name: Chris Fukuoka
Title: Vice President

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CAIXABANK, S.A.,
as Term Lender

By:	/s/ David Ferrerons Clot
Name: David Ferrerons Clot
Title: Director

By:	/s/ Jesus Ansede Ferreiro
Name: Jesus Ansede Ferreiro
Title: Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CIT FINANCE LLC,
as Term Lender

By:	/s/ Joseph Gyurindak
Name: Joseph Gyurindak
Title: Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

COMMONWEALTH BANK OF
AUSTRALIA,
as Term Lender
By its attorney under Power of Attorney dated
24 June 2013:
Signature of Attorney:	/s/ David Sparling
Name of Attorney:	David Sparling

Signed by its duly constituted attorney in the
presence of:

Signature of Witness:	/s/ Marie Sexton
Name of Witness:	Marie Sexton

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CRÉDIT INDUSTRIEL ET
COMMERCIAL,
as Term Lender

By:	/s/ Philippe Ginestet
Name: Philippe Ginestet
Title:

By:	/s/ Raphaël Vincens
Name: Raphaël Vincens
Title:

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as Term Lender

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Christopher Zybrick
Name: Christopher Zybrick
Title: Authorized Signatory

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

DBS BANK LTD.,
as Term Lender

By:	/s/ Subash Narayanan
Name: Subash Narayanan
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

FIRSTBANK PUERTO RICO D/B/A
FIRSTBANK FLORIDA,
as Term Lender

By:	/s/ Jose M. Lacasa
Name: Jose M. Lacasa
Title: SVP Corporate Banking

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

GOLDMAN SACHS BANK USA,
as Term Lender

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

HSBC BANK USA, NATIONAL
ASSOCIATION,
as Term Lender and Working Capital Lender

By:	/s/ Duncan Cairo
Name: Duncan Cairo
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

INDUSTRIAL AND COMMERCIAL
BANK OF CHINA LIMITED, NEW YORK
BRANCH,
as Term Lender

By:	/s/ Guoshen Sun
Name: Guoshen Sun
Title: Deputy General Manager

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

ING CAPITAL LLC,
as Term Lender and Working Capital Lender

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

By:	/s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

INTESA SANPAOLO, S.P.A.,
NEW YORK BRANCH,
as Term Lender

By:	/s/ Francesco DiMario
Name: Francesco DiMario
Title: First Vice President

By:	/s/ Nicholas A. Matacchieri
Name: Nicholas A. Matacchieri
Title: Vice President

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.,
as Term Lender

By:	/s/ Travis Watson
Name: Travis Watson
Title: Vice President

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

LANDESBANK BADEN-
WÜRTTEMBERG, NEW YORK
BRANCH,
as Term Lender

By:	/s/ Arndt Bruns
Name: Arndt Bruns
Title: VP

By:	/s/ Martin Breckheimer
Name: Martin Breckheimer
Title: Head of Corporate and
Institutional Banking

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

LLOYDS BANK PLC,
as Term Lender

By:	/s/ Kamala Basdeo
Name: Kamala Basdeo
Title: Assistant Manager
Transaction Execution
Category A
B002

By:	/s/ Jennifer Larrow
Name: Jennifer Larrow
Title: Assistant Manager
Transaction Execution
Category A
L003

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

C.M. LIFE INSURANCE COMPANY,
as Term Lender

By:	/s/ Richard Randall
Name: Richard Randall
Title: Attorney

By:	/s/ Alec Montgomery
Name: Alec Montgomery
Title: Attorney

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

MASSACHUSETTS MUTUAL LIFE
INSURANCE COMPANY,
as Term Lender

By:	/s/ Richard Randall
Name: Richard Randall
Title: Attorney

By:	/s/ Alec Montgomery
Name: Alec Montgomery
Title: Attorney

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties hereto have caused this consent letter to be executed by their respective officers as of the day and year first above written.

MIZUHO BANK, LTD.,
as Term Lender and Working Capital Lender
By:	/s/ Brian Caldwell
Name: Brian Caldwell
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

MORGAN STANLEY BANK, N.A.,
as Term Lender

By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Authorized Signatory

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

MORGAN STANLEY SENIOR FUNDING,
INC.,
as Term Lender

By:	/s/ Jack Kuhns
Name: Jack Kuhns
Title: Vice President

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

RAYMOND JAMES BANK, N.A.,
as Term Lender

By:	/s/ Robert F. Moyle
Name: Robert F. Moyle
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

ROYAL BANK OF CANADA,
as Term Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

SIEMENS FINANCIAL SERVICES, INC.,
as Term Lender

By:	/s/ Patrick N. Riley
Name: Patrick N. Riley
Title: Vice President

By:	/s/ Steven Kanaplue
Name: Steven Kanaplue
Title: Vice President

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

STANDARD CHARTERED BANK,
as Term Lender

By:	/s/ Taimur Baig
Name: Taimur Baig
Title: Executive Director

By:	/s/ Stephen Hackett
Name: Stephen Hackett
Title: MD

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

SUMITOMO MITSUI BANKING
CORPORATION,
as Term Lender and Working Capital Lender

By:	/s/ Juan Kreutz
Name: Juan Kreutz
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE BANK OF TOKYO-MITSUBISHI
UFJ, LTD.,
as Term Lender

By:	/s/ Saad Iqbal
Name: Saad Iqbal
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE IYO BANK, LTD.,
as Term Lender

By:	/s/ Yasuji Fujita
Name: Yasuji Fujita
Title: Executive Officer

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Term Lender

By:	/s/ Larry Robinson
Name: Larry Robinson
Title: Managing Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties have caused this consent letter to be duly executed and delivered as of the day and year first above written.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
as Term Lender and Working Capital Lender

By:	/s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH
as Working Capital Facility Agent, as Senior
Creditor Group Representative for the
Working Capital Lenders, and as Designated
Voting Party for the Working Capital Lenders

By:	/s/ Alfredo Brahim
Name: Alfredo Brahim
Title: Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

IN WITNESS WHEREOF, the parties hereto have caused this consent letter to be executed by their respective officers as of the day and year first above written.

SOCIÉTÉ GÉNÉRALE,
as Term Lender

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Term Loan Facility Agent, as Senior
Creditor Group Representative for the Term
Lenders, and as Designated Voting Party for
the Term Lenders

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SOCIÉTÉ GÉNÉRALE,
as Intercreditor Agent

By:	/s/ Ellen Turkel
Name: Ellen Turkel
Title: Director

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

ACKNOWLEDGED:

CHENIERE CORPUS CHRISTI
HOLDINGS, LLC, as the Company

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI LIQUEFACTION,
LLC, as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CHENIERE CORPUS CHRISTI
PIPELINE, L.P., as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

CORPUS CHRISTI PIPELINE GP, LLC,
as Guarantor

By:	/s/ Lisa C. Cohen
Name: Lisa C. Cohen
Title: Treasurer

SIGNATURE PAGE TO NGPL PRECEDENT AGREEMENT CONSENT

Exhibit A
Natural Gas Pipeline Company of America Precedent Agreement

PRECEDENT AGREEMENT

By and Between

NATURAL GAS PIPELINE COMPANY OF AMERICA LLC
and
CORPUS CHRISTI LIQUEFACTION, LLC

Dated: __________

Table of Contents

1.	EFFECTIVE DATE, TERM AND BINDING EFFECT OF PRECEDENT AGREEMENT		2
2.	FIRM SERVICE		2
	A.	Service.	2
	B.	Term.	3
	C.	Transportation Quantity and Primary Points	3
	D.	Reserved	4
	E.	Primary Receipt and Delivery Points.	4
	F.	Firm Service Rates.	4
	G.	Delivery Pressure.	5
3.	SHIPPER OBLIGATIONS		5
	A.	Shipper Internal Approvals.	5
	B.	Support for Transporter’s Regulatory Filings.	6
	C.	Interconnect Costs.	6
	D.	Shipper’s Creditworthiness.	6
	i.	Creditworthiness Defined	6
	ii.	Requested Credit Evaluation	7
	iii.	Credit Assurances	8
	E.	Development Costs.	9
	F.	Right to Seek Rehearing, Appeal, or Judicial Review.	10
4.	TRANSPORTER OBLIGATIONS		10
	A.	Transporter Internal Approvals.	10
	B.	Transporter Regulatory Authorizations.	10
	i.	Obligation to Seek Transporter Regulatory Authorizations	10
	ii.	Right to Seek Rehearing, Appeal, or Judicial Review	10
	C.	Transporter’s Obligation to Proceed with the Project.	11
	D.	Transportation Prior to Commencement Date.	11
5.	CONDITIONS PRECEDENT		11
	A.	Transporter Conditions Precedent.	11
	i.	Shipper Internal Approvals	11
	ii.	Transporter Internal Approvals	11
	iii.	Shipper FID Notice	12
	iv.	Shipper’s Failure to Furnish Acceptable Credit Assurance	12
	v.	Transporter’s Failure to Obtain Transporter Regulatory Authorizations	12

	vi.	Shipper Execution of the FTS Agreement	13
	B.	Other Transporter Termination Rights.	13
	i.	Project Becomes Uneconomic	13
	C.	Shipper Conditions Precedent.	13
	i.	Shipper Internal Approvals	14
	ii.	Shipper FID Notice	14
	iii.	Transporter Internal Approvals	14
	D.	Other Shipper Termination Rights.	14
	i.	Transporter’s Failure to Accept FERC Certificate	14
	ii.	Transporter’s Failure to Place the Project Facilities In Service	15
6.	DELIVERY AND EXECUTION OF FTS AGREEMENT		16
	A.	Delivery of FTS Agreement for Execution.	16
	B.	Execution of FTS Agreement by Shipper.	16
	C.	Execution of FTS Agreement by Transporter.	17
7.	FURTHER ASSURANCES.		17
8.	NOTICES.		17
9.	ASSIGNMENT.		17
10.	MISCELLANEOUS.		18
	A.	Modification.	18
	B.	Choice of Law.	18
	C.	Term.	19
	D.	No Waivers.	19
	E.	Breach and Remedies.	19
	F.	Agreement Subject to Regulatory Authorities.	19
	G.	Severability.	19
	H.	No Presumption Against Drafter.	20
	I.	Confidentiality.	20
	J.	Whole Agreement.	20
	K.	Execution of Agreement.	21

ii

PRECEDENT AGREEMENT
This Precedent Agreement (“Precedent Agreement”) is made and entered into effective as of _____________________ (“Effective Date”), by and between NATURAL GAS PIPELINE COMPANY OF AMERICA LLC (“Transporter” or “Natural”), a Delaware limited liability company, and CORPUS CHRISTI LIQUEFACTION, LLC (“Shipper”), a Delaware limited liability company.

WHEREAS, Transporter and Shipper may be referred to individually as a “Party” or collectively as the “Parties”;

WHEREAS, Transporter owns and operates an interstate natural gas transmission pipeline system consisting of the Amarillo mainline (“Amarillo Line”), the Gulf Coast mainline (“Gulf Coast Line”), and the A/G Line (defined below), which connects the Amarillo Line and the Gulf Coast Line. The Amarillo Line extends from gas producing areas in North Central Texas, Southwest Texas, Southeast New Mexico, Southwest Oklahoma, and the Panhandle areas of Texas and Oklahoma through the States of New Mexico, Texas, Oklahoma, Kansas, Nebraska, Iowa, and Illinois, terminating at points in and near the Chicago metropolitan area. The Gulf Coast Line extends from the offshore and onshore gas producing areas of South Louisiana and the Gulf Coast of Texas through the States of Louisiana, Texas, Arkansas, Missouri, and Illinois, terminating at points in and near the Chicago metropolitan area, which are in common with the terminal points of the Amarillo Line. The “A/G Line” is an interconnection between the Amarillo Line and the Gulf Coast Line, runs from Carter County, Oklahoma, to Cass County, Texas. Transporter’s Amarillo Line, Gulf Coast Line, and A/G Line shall be referred to collectively as “Transporter’s System”;

WHEREAS, to meet the market need for new service to shippers, including Shipper, that desire to receive gas from existing pipeline interconnects on the Gulf Coast Line for transportation to new and existing delivery points, while maintaining the ability to serve existing firm commitments on the Gulf Coast Line (“GC Phase II Project”), Transporter proposes to construct facilities to create additional southbound capacity on the Gulf Coast Line from the Alliance Joliet Interconnect (Pin # 37207) (“Alliance interconnect) to the Corpus Christi Liquefaction Interconnect (Pin # 48934) (such path, as described herein, the “Project Path”) by (i) modifying certain of Transporter’s existing compressor stations to provide bi-directional capability to enable delivery of gas under a firm service agreement to points on Transporter’s South Texas Segment; and (ii) adding piping and regulation to enable gas to move southward along the Project Path (as described herein as the “Project Facilities”);

WHEREAS, Transporter intends to file an application for a certificate of public convenience and necessity from the Federal Energy Regulatory Commission (“Commission” or “FERC”) to construct and operate the Project Facilities;

WHEREAS, Shipper is developing plans for and proposes to construct Train 3 at the Corpus Christi LNG terminal (“LNG Terminal”) which is located in San Patricio County, Texas; and

WHEREAS, this Precedent Agreement has been executed as evidence of the agreement between Transporter and Shipper, that upon satisfaction of the conditions precedent set forth in this Precedent Agreement, the parties will execute the Firm Transportation Service Agreement, (“FTS Agreement”) substantially in the form set forth in Rate Schedule FTS of Transporter’s FERC Gas Tariff attached as Attachment A hereto, which includes a Negotiated Rate Agreement (“NRA”), pursuant to which firm interstate natural gas transportation service will be provided by Transporter to Shipper in accordance with the provisions of this Precedent Agreement;

WHEREAS, the commitment provided by Shipper pursuant to this Precedent Agreement will be used as support for the construction and operation of the GC Phase II Project, in accordance with Transporter’s FERC Gas Tariff and the FERC’s regulations, as applicable, Transporter conducted an open season for the Firm Service (defined below) (“GC Phase II Project Open Season”), as posted on May 10, 2016, and this Precedent Agreement is the result of that process;

WHEREAS, Shipper acknowledges that the provision by Transporter of the Firm Service as requested by Shipper will require Transporter to construct and/or acquire the Project Facilities; and

WHEREAS, Transporter and Cheniere Corpus Christi Pipeline, L. P. intend to revise the existing Interconnect Agreement between the parties, if and as necessary, to enable Shipper’s receipt of this additional natural gas from Transporter at Shipper’s primary delivery point (the “Corpus Christi Liquefaction Interconnect).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Transporter and Shipper agree as follows:

1.	Effective Date, Term and Binding Effect of Precedent Agreement

A.
This Precedent Agreement shall become effective on the Effective Date and shall remain in effect until the earlier of: (i) the Commencement Date of the FTS Agreement as defined in Section 2(B), below, or (ii) either Shipper’s or Transporter’s exercise of its rights to terminate this Precedent Agreement pursuant to the terms herein.

B.
Shipper acknowledges that it has responded to the Open Season, and pursuant to the terms of the Open Season, Transporter has tendered this Precedent Agreement to Shipper. Execution of this Precedent Agreement by Transporter shall constitute Transporter’s award of Shipper’s MDQ to Shipper in accordance with the terms of the Open Season.

2.	Firm Service

A.	Service.

Transporter shall provide to Shipper firm service in accordance with the rates, terms and conditions set forth in the Tariff and in the FTS Agreement executed by the Parties and all exhibits thereto ("Firm Service"). Shipper shall provide to Transporter written notice no later than five (5) business days after having reached the Final Investment Decision (“FID”) to proceed with Train 3 (“FID Notice”). To the extent Shipper has achieved FID by December 31, 2018, Shipper shall be obligated to take, and Transporter shall be obligated to provide, Firm Service in accordance with the provisions contained herein.

B.	Term.

Shipper agrees to receive Firm Service under the FTS Agreement for a Primary Term (“Primary Term”) of twenty (20) years beginning on the earlier of (i) the date of the first commercial operations of the third train of the LNG Terminal, which shall be no earlier than September 1, 2021; or (ii) March 1, 2022 (“Commencement Date”); provided that Transporter is able to provide the contemplated Firm Service to Shipper on the Commencement Date consistent with the terms and conditions of this Precedent Agreement. Shipper shall provide written notice to Transporter of the expected date of first commercial operations of the third train of the LNG Terminal no later than fifteen (15) days before such date. Shipper shall have the right (a “Term Extension Right”) to extend the Primary Term for all of Shipper’s MDQ for five (5) years at the then-effective Firm Service Rates set forth in Section 2(F) below (“Extension Rate”). Shipper can exercise this Term Extension Right at any time during the Primary Term by providing written notice to Transporter no later than twelve (12) months prior to the expiration of the Primary Term. Shipper shall have the right to further extend the term for an additional five (5) years, at the Extension Rate, by providing written notice to Transporter no later than twelve (12) months prior to the expiration of the then-effective term. Failure by Shipper to exercise a Term Extension Right in accordance with the foregoing conditions shall result in expiration of the FTS Agreement at the end of the Primary Term or extended term then in effect, as applicable and Shipper shall have no further unilateral rights to acquire capacity at the rates specified herein absent agreement otherwise with Transporter. At the end of the Primary Term or extended term, as applicable, Shipper shall be entitled to a contractual right of first refusal consistent with Section 22 of Transporter’s Tariff.

C.	Transportation Quantity and Primary Points.

Shipper agrees to receive Firm Service in the quantity and at the primary receipt and delivery points set forth below. The FTS Agreement shall provide for an MDQ of 300,000 Dth/d.

D.	Reserved

E.	Primary Receipt and Delivery Points.

1)	The Primary Receipt Point quantities shall be as follows:

PIN #	Meter Name	County	ST	Zone	MDQ (Dth)
37207	Alliance Joliet	Grundy	IL	9	300,000

2)	Primary Delivery Point(s)

The Primary Delivery Point quantities shall be as follows:

Pin #	Meter Name	County	ST	Zone	MDQ (Dth)
48934	CCCPL/Sinton San Patricio	San Patricio	TX	4	300,000

F.	Firm Service Rates.

(i)
For Firm Service under the FTS Agreement during the Primary Term and to the extent applicable during an extended term entered in accordance with this Section 2, Shipper shall pay a “Negotiated Base Reservation Rate” per Dth of MDQ, per month, of $13.6875.

(ii)
In addition to the Negotiated Base Reservation Rate, and unless otherwise agreed, Shipper shall pay Transporter’s applicable maximum Tariff Commodity Rate as may be revised from time to time (“Commodity Rate”); authorized and unauthorized overrun charges; and all other applicable rates, charges, surcharges, and penalties of any nature set forth in the Tariff.

(iii)
Fuel and GLU Percentage: Shipper shall pay a negotiated Fuel and GLU Percentage based on the receipt and delivery points of volumes transported by Shipper, as well as the physical gas flow direction on Transporter’s Gulf Coast Line. For the purpose of the calculations to be made under this provision, physical gas flow direction (north or south) on Transporter’s Gulf Coast pipeline shall be determined daily by analyzing the flow direction of the gas using appropriate measurement equipment (“Check Meter”) in or around White County, AR.

(1)
For all volumes that are transported by Shipper from receipt points north of the Check Meter to delivery points south of the Check Meter, Shipper shall pay a negotiated Fuel and GLU Percentage which shall be established for each January 1 through December 31 time period (“Calendar Year”), or portion thereof, that occurs during the Negotiated Rate Term. Such negotiated Fuel and GLU Percentage shall be determined based upon the number of days gas flowed south through the Check Meter during the period of November 1 through October 31 of the prior year (“Fuel Determination Period”). By November 15 of each Calendar Year, Transporter will notify Shipper of the direction of flow through the Check Meter for each day of the Fuel Determination Period. If on 50% or more of the days in a Fuel Determination Period physical gas flowed south at the Check Meter, Shipper shall pay a negotiated Fuel and GLU Percentage equal to the greater of 2.90% per Dth or the applicable Fuel and GLU Percentage set forth in Transporter’s Tariff during the upcoming Calendar Year. If on more than 50% of the days in a Fuel Determination Period physical gas did not flow south at the Check Meter, then, during the upcoming calendar year the Shipper shall pay a negotiated Fuel and GLU Percentage equal to the applicable Fuel and GLU Percentage set forth in Transporter’s Tariff.

If Transporter’s Fuel Cost Recovery and Transparency provision as described in Article III of the Stipulation and Agreement of Settlement in Docket No. RP17-303-000 is revised after July 1, 2022, to reflect a newly determined Fuel and GLU recovery matrix based on a system-wide evaluation of fuel consumption that includes the firm capacity under this Agreement, then Shipper shall pay the applicable Fuel and GLU Percentage(s) set forth in Transporter’s Tariff.

(2)
For all other volumes transported by Shipper not covered by Section 2(F)(iii)(1), Shipper shall pay a negotiated Fuel and GLU Percentage equal to the applicable Fuel and GLU Percentage set forth in Transporter’s Tariff from time to time.

(3)
Upon request, Transporter shall provide reasonable supporting information related to the calculation of the physical gas flow of Transporter’s Gulf Coast Line. If a question or controversy arises from Transporter’s reasonable supporting information, it shall be the subject of a meeting between the Parties to negotiate, in good faith, a resolution of such dispute

G.	Delivery Pressure.
Transporter shall use commercially reasonable efforts to deliver gas to Shipper at the Primary Delivery Point at a pressure no less than 700 psig.

3.	Shipper Obligations

A.	Shipper Internal Approvals.

Shipper shall provide written notice to Transporter that Shipper has received all approvals of the transactions contemplated in this Precedent Agreement, subject to the conditions contained herein, from its governing board of directors (“Shipper Internal Approvals”) on or before March 7, 2018.

B.	Support for Transporter’s Regulatory Filings.

Shipper agrees to intervene and file comments in support of Transporter’s FERC Certificate Application and Transporter’s filing of Shipper’s Negotiated Rate Agreement, and in any other regulatory proceeding related to the GC Phase II Project in which Transporter may reasonably request Shipper’s support provided such filing is materially consistent with this Precedent Agreement.

C.Interconnect Costs.

The Parties acknowledge that the cost responsibility for any required modifications to the Corpus Christi Pipeline Interconnect will be set forth in the Interconnect Agreement.

D.	Shipper’s Creditworthiness.

In exchange for Transporter’s execution of this Agreement, the Service Agreement, and any other related agreements, Shipper shall satisfy the following credit assurance provisions, as of the date that is ninety (90) days after Transporter’s acceptance of the FERC Certificate (“Credit Support Date”), and shall thereafter have a continuing obligation to satisfy the credit assurance provisions of this Agreement throughout the term of this Agreement, the Firm Agreement, the Negotiated Rate Agreement, and any other related agreements as may be in effect from time to time.

i.	Creditworthiness Defined

Shipper or its Guarantor shall be deemed creditworthy if:

(1)
Shipper’s or Guarantor’s (i) senior unsecured debt is rated BBB- or better by Standard & Poor’s Corporation (“S&P”) or Baa3 or better by Moody’s Investor Service (“Moody’s”); (ii) issuer rating is BBB- or better from S&P or Baa3 or better from Moody’s; or (iii) senior secured debt is rated BBB- or better by S&P or Baa3 or better by Moody’s, applicable only in the case where the Shipper or Guarantor has substantially only senior secured debt in its debt capital structure; and

(2)	To the extent Shipper’s or Guarantor’s qualifying ratings determined in Section 3(D)(i)(1) is BBB- by S&P and/or Baa3 by Moody’s, then

Shipper’s short-term and long-term credit outlooks must not be negative.

The credit requirements set forth in Sections 3(D)(i)(1) and 3(D)(i)(2) shall be referred to collectively as the “Minimum Credit Rating Standards”.

Subject to Section 3(D)(ii) below, if Shipper does not meet the Minimum Credit Rating Standards, Shipper shall be deemed uncreditworthy.

ii.	Requested Credit Evaluation
If Shipper does not meet the Minimum Credit Rating Standards, then Shipper may request that Transporter evaluate its creditworthiness based upon Shipper’s obligations in this Agreement relative to Shipper’s current and future ability to meet its obligations (“Requested Credit Evaluation”). To enable Transporter to perform a Requested Credit Evaluation, Shipper shall provide, at Transporter’s request, credit-related information including, but not limited to, the following:

(1)	Audited financial statements;

(2)
The most recent available interim financial statements, with an attestation by Shipper’s Chief Financial Officer that such statements constitute a true, correct, and fair representation of Shipper’s financial condition prepared in accordance with United States Generally Accepted Accounting Principles or equivalent;

(3)	List of affiliates, parent companies, and subsidiaries;

(4)	Publicly available credit reports from credit and bond rating agencies;

(5)	Private credit ratings, if obtained by the Shipper;

(6)	Statement of legal composition;

(7)
Shipper must not be operating under any chapter of the bankruptcy laws and must not be subject to liquidation or debt reduction procedures under state laws and there must not be pending any petition for involuntary bankruptcy. An exception may be made for a Shipper who is a debtor in possession operating under Chapter XI of the Federal Bankruptcy Act if Transporter is assured that the service billing will be paid promptly as a cost of administration under the federal court’s jurisdiction, based on a court order in effect, and if the Shipper is continuing and continues in the future actually to make payment;

(8)	Whether Shipper is subject to any lawsuits or judgments outstanding which could materially impact its ability to remain solvent; and

(9)	Any other information Shipper deems relevant and which Shipper is willing to provide.

Following the Requested Credit Evaluation, Transporter shall decide, in its sole discretion: (a) whether, despite the fact that Shipper does not satisfy the Minimum Credit Rating Standards, Transporter will agree to consider Shipper creditworthy for purposes of this Agreement; or, (b) whether Transporter will agree to reduce the amount of collateral support otherwise required to be provided by Shipper pursuant to Section 3(D)(iii).

iii.	Credit Assurances
If Shipper does not meet the Minimum Credit Rating Standards then, beginning on the Credit Support Date and continuing through the eighth (8th) anniversary of the Commencement Date, Shipper shall provide to Transporter credit assurance in an amount equal to twelve (12) months of reservation charges in the form of: (i) a guaranty, in a form reasonably acceptable to Transporter, from a guarantor that meets the Minimum Credit Rating Standards set forth in Section 3(D)(i); (ii) an irrevocable standby letter of credit, from a U.S. banking institution or foreign banking institution with a branch office located in the United States, in each case having assets of at least US$10 billion and a senior unsecured debt rating or issuer rating of A- or better from S&P and A3 or better from Moody’s; or (iii) a cash security deposit.

The credit assurance to be provided to Transporter pursuant to this Section 3(D)(iii) shall continue in effect until (i) Shipper satisfies the Minimum Credit Rating Standards, (ii) the execution of a credit agreement to replace this provision, or (iii) the eighth (8th) anniversary of the Commencement Date, and full payment of all outstanding balances and charges and resolution of any asserted claims with respect thereto has been made by Shipper. After expiration of such period of time, the credit provisions of Transporter’s Tariff shall apply to Shipper.

iv.	Return of Credit Assurance

Transporter shall return to Shipper any credit assurance provided to Transporter pursuant to Section 3(D)(iii) in the event that, (i) Transporter terminates this Agreement under Section 5(A)(iv), (ii) Shipper terminates this Agreement under Section 5(C)(iii) or, (iii) the amount of credit assurance provided exceeds the amount required.

E.	Development Costs.

If prior to the Commencement Date Transporter terminates this Agreement under Sections 5(A)(iv) or 5(A)(vi) or Shipper terminates this Agreement under Section 5(D)(iii) , then Shipper shall pay Transporter the actual costs reasonably incurred and/or committed by Transporter for the development of the Project (“Development Costs”). The Development Costs shall include, but shall not be limited to, all costs associated with the following activities: (i) participating in the FERC pre-filing process; (ii) preparing and filing Transporter’s application for a FERC Certificate; (iii) developing, designing, surveying, and performing studies to define the scope of the Project; (iv) developing the design and engineering of the Project Facilities; (v) preparing all drawings, maps, reports, and schedules necessary to be included in Transporter’s application for the FERC Certificate; (vi) contacting and meeting with any and all stakeholders to gain support for, or to appease opposition to, the Project; (vii) preparing, filing, and processing all relevant applications for Transporter Regulatory Authorizations; (viii) identifying the suitability of the property on which the Project Facilities will be constructed and any construction areas that will be needed as part of the Project; and (ix) acquisition of equipment and materials for the construction any portion of the Project Facilities.

To the extent that Shipper owes Transporter for Development Costs as provided in this Section 3(E), not later than ninety (90) days following the termination of this Agreement, Transporter shall deliver an invoice (“Invoice”) to Shipper for all Development Costs incurred in accordance with the terms hereof. The Invoice shall set forth all charges and credits (in United States Dollars) summarized by appropriate classifications indicating the nature of the charges. Within thirty (30) days after the receipt of the Invoice, Shipper shall pay Transporter all Development Costs set forth in the Invoice. To the extent Transporter, using commercially reasonable efforts, is able to mitigate any of the Development Costs during a period of time that extends six (6) months from the date this Precedent Agreement is terminated (“Mitigation”), Transporter shall provide a credit to Shipper for any such Mitigation which shall include an adjustment to the costs incurred by Transporter for the Mitigation.

If Shipper is required to reimburse Transporter for Development Costs, then Shipper shall have the right, upon at least five (5) business days prior written notice to Transporter, to audit books and records of Transporter relating to the Development Costs. Any such audit shall be conducted during normal business hours and at Shipper’s sole expense. Shipper shall have six (6) months after the date of receipt of an invoice for its share of the Development Costs (but in any event Shipper shall have at least three (3) months after Transporter closes its books with respect thereto) in which to complete such an audit and submit claims under this provision.

F.	Right to Seek Rehearing, Appeal, or Judicial Review.

Nothing contained herein shall prevent Shipper from (i) seeking rehearing, appeal, or judicial review of any unfavorable term or condition contained in any Transporter Regulatory Authorization, including the FERC Certificate, (ii) filing an intervention, protest, request for rehearing or seeking judicial review of any Transporter filing not specifically related to the GC Phase II Project or (iii) opposing or refusing to support any applications and filings by Transporter to the extent such applications or filings conflict with or are not materially consistent with the terms of this Precedent Agreement.

4.	Transporter Obligations

A.	Transporter Internal Approvals.
Transporter shall provide written notice to Shipper that Transporter has received all approvals from its executive management and/or board of directors necessary to fulfill the Transporter’s obligations of this Precedent Agreement, the FTS Agreement, and all other agreements contemplated hereby, subject to the conditions contained herein, (“Transporter Internal Approvals”) on or before March 7, 2018.

B.	Transporter Regulatory Authorizations.

i.	Obligation to Seek Transporter Regulatory Authorizations
Upon Transporter’s receipt of (i) all Transporter Internal Approvals, (ii) Shipper’s FID Notice, and (iii) written notice pursuant to Section 3(A) that Shipper has received all Shipper Internal Approvals, Transporter shall use commercially reasonable efforts and shall proceed with due diligence to obtain all necessary and final authorizations, consents, and approvals, including all necessary and final authorizations from federal, state, and local authorities having jurisdiction, including but not limited to those of the Commission, including applicable certificates of public convenience and necessity (“FERC Certificate”), and of any state or federal court in which Transporter seeks to exercise eminent domain or otherwise obtain rights or access to land (collectively, the “Transporter Regulatory Authorizations”), on terms and conditions consistent with this Precedent Agreement and acceptable to Transporter in its reasonable sole discretion, to install, construct, and secure the Project Facilities and to render the proposed Firm Service pursuant to the terms and conditions specified herein. Transporter shall provide written notice to Shipper within ten (10) business days of its acceptance of the FERC Certificate.

ii.	Right to Seek Rehearing, Appeal, or Judicial Review

Nothing contained herein shall prevent Transporter from filing, amending, or prosecuting applications for any Transporter Regulatory Authorizations that it requires hereunder or seeking rehearing, appeal, or judicial review of any unfavorable term or condition contained in any Transporter Regulatory Authorization, including the FERC Certificate.

C.	Reserved.

D.	Transportation Prior to Commencement Date.

Transporter shall negotiate in good faith to provide transportation services to Shipper prior to the Commencement Date, on mutually agreeable terms and conditions.

5.	Conditions Precedent

A.	Transporter Conditions Precedent.
Notwithstanding anything else in this Agreement to the contrary, Transporter’s obligation to construct, own, operate, and/or acquire the Project Facilities, and to render the Firm Service is subject to the fulfillment or waiver by Transporter of each of the following conditions precedent (each a “Transporter Condition Precedent” and collectively the “Transporter Conditions Precedent”):

i.	Shipper Internal Approvals

Shipper shall have provided written notice to Transporter on or before March 7, 2018, that Shipper has obtained all Shipper Internal Approvals.

If this Transporter Condition Precedent has not been satisfied or waived in writing by Transporter by March 14, 2018, then Transporter shall have the right to terminate this Precedent Agreement without liability to Shipper by giving written notice to Shipper at any time after such date, but prior to the actual satisfaction of this Transporter Condition Precedent.

ii.	Transporter Internal Approvals

Transporter shall have provided written notice to Shipper on or before March 7, 2018, that Transporter has obtained all Transporter Internal Approvals.

If this Transporter Condition Precedent has not been satisfied or waived in writing by Transporter by March 14, 2018, then Transporter shall have the right to terminate this Precedent Agreement without liability to Shipper by giving written notice to Shipper at any time after such date, but prior to the actual satisfaction of this Transporter Condition Precedent.

iii.	Shipper FID Notice

Shipper shall have provided written notice to Transporter on or before December 31, 2018, that Shipper has achieved FID.

If this Transporter Condition Precedent has not been satisfied or waived in writing by Transporter by January 7, 2019, then Transporter shall have the right to terminate this Precedent Agreement without liability to Shipper by giving written notice to Shipper at any time after such date, but prior to the actual satisfaction of this Transporter Condition Precedent.

iv.	Shipper’s Failure to Furnish Acceptable Credit Assurance

Shipper shall have satisfied the credit requirements set forth in Section 3(D) of this Agreement.

If Shipper is not creditworthy and fails to demonstrate or furnish acceptable credit assurances as required by Section 3(D)(iii) within ten (10) business days of receipt of written notice of such failure from Transporter, then Transporter shall, in addition to any other remedy available under this Precedent Agreement, have the right to terminate this Precedent Agreement, the FTS Agreement, and any other related agreements in accordance with the terms of Transporter’s Tariff upon thirty (30) days written notice to Shipper.

v.	Transporter’s Failure to Obtain Transporter Regulatory Authorizations

All Transporter Regulatory Authorizations necessary to construct and secure the Project Facilities and to render the proposed Firm Service pursuant to the terms and conditions specified herein shall be satisfactory to Transporter, in Transporter’s reasonable sole discretion.

If this Transporter Condition Precedent has not been satisfied or waived in writing by Transporter, then Transporter shall have the right to terminate this Agreement without liability to Shipper upon ninety (90) days’ prior written notice to Shipper; provided, however, that any such notice of termination must be provided within thirty (30) days of the event giving rise to Transporter’s right to terminate hereunder. If notice of termination is provided by Transporter pursuant to this Section 5(A)(v), the Parties shall attempt in good faith to negotiate an amendment to this Precedent Agreement to accomplish the Parties’ respective business objectives; provided, however, that such obligation to negotiate in good faith shall not require either Party to consent to modifications to this Precedent Agreement. This Precedent Agreement shall terminate on the date set forth in Transporter’s notice of termination unless prior to such date: (1) a change to the Transporter Regulatory Authorizations renders them satisfactory to Transporter; (2) the Parties otherwise mutually agree to an amendment to this Precedent Agreement; (3) the Parties agree in writing to extend the negotiation period; or (4) Transporter withdraws its previously submitted notice to terminate.

vi.	Shipper Execution of the FTS Agreement

Shipper shall have executed the FTS Agreement as required by Section 6(B) of this Agreement.

If this Transporter Condition Precedent shall not have been satisfied or waived in writing by Transporter, then Transporter shall have the right to terminate this Precedent Agreement by giving written notice to Shipper at any time after the date by which Shipper is required to execute the FTS Agreement pursuant to Section 6(B) of this Precedent Agreement, but prior to the actual satisfaction of this Transporter Condition Precedent.

B.	Other Transporter Termination Rights.

i.	Project Becomes Uneconomic
If at any time prior to Transporter’s acceptance of the FERC Certificate, Transporter determines, in its reasonable sole discretion, that all or any applicable portion of the Project would not be economic, then Transporter shall have the right to terminate this Precedent Agreement and/or the FTS Agreement, as applicable, without liability to Shipper. To exercise its right to terminate pursuant to this Section 5(B)(i), Transporter shall provide written notice to Shipper that the Precedent Agreement and/or FTS Agreement, as applicable, shall terminate on a date set by Transporter, which date shall not be earlier than thirty (30) days or later than sixty (60) days following the date on which such notice is provided to Shipper. This Precedent Agreement and/or the FTS Agreement, as applicable, shall terminate, without either Party being liable to the other, on the date set by Transporter unless (a) Transporter, in writing, withdraws such notice of termination, or (b) the Parties, in writing, enter into a mutually acceptable amendment to this Precedent Agreement and/or the FTS Agreement.

C.	Shipper Conditions Precedent.
Notwithstanding anything else in this Precedent Agreement to the contrary, Shipper’s obligation to execute the FTS Agreement is subject to the fulfillment or waiver by Shipper of each of the following conditions precedent (each a “Shipper Condition Precedent” and collectively the “Shipper Conditions Precedent”):

i.	Shipper Internal Approvals
On or before March 7, 2018, Shipper shall have obtained all Shipper Internal Approvals.

If this Shipper Condition Precedent has not been satisfied or waived on or before March 14, 2018, then Shipper shall have the right to terminate this Precedent Agreement without liability to Transporter by giving written notice to Transporter at any time after such date, but prior to the actual satisfaction of this Shipper Condition Precedent.

ii.	Shipper FID Notice

Shipper shall have provided written notice to Transporter on or before December 31, 2018, if Shipper has achieved FID.

If this Shipper Condition Precedent has not been satisfied or waived in writing by Shipper by January 7, 2019, then Shipper shall have the right to terminate this Precedent Agreement without liability to Transporter by giving written notice to Transporter at any time after such date, but prior to the actual satisfaction of this Shipper Condition Precedent.

iii.	Transporter Internal Approvals

Transporter shall have provided written notice to Shipper, on or before March 7, 2018, that Transporter has obtained all Transporter Internal Approvals.

If this Shipper Condition Precedent has not been satisfied by Transporter or waived in writing by Shipper on or before March 14, 2018, then Shipper shall have the right to terminate this Precedent Agreement without liability to Transporter by giving written notice to Transporter at any time after such date, but prior to the actual satisfaction of this Shipper Condition Precedent.

D.	Other Shipper Termination Rights.

i.	Transporter’s Failure to Accept FERC Certificate

On or before February 28, 2021, Transporter shall have accepted the FERC Certificate to install, construct, acquire and/or secure the Project Facilities and to provide the proposed Firm Service pursuant to the terms and conditions specified herein.

If this milestone has not been satisfied or waived in writing by Shipper, then Shipper shall have the right to terminate this Precedent Agreement and the FTS Agreement without Shipper having any liability to Transporter upon ninety (90) days’ prior written notice to Transporter. If notice of termination is provided by Shipper pursuant to this Section 5(D)(i), the Parties shall attempt in good faith during such ninety (90) day period to negotiate an amendment to this Precedent Agreement to accomplish the Parties’ respective business objectives; provided, however, that such obligation to negotiate in good faith shall not require either Party to consent to modifications to this Precedent Agreement. This Precedent Agreement shall terminate on the date set forth in Shipper’s notice of termination unless prior to such date: (1) a change to the FERC Certificate to install, construct, acquire and/or secure the Project Facilities and to provide the proposed Firm Service pursuant to the terms and conditions specified herein renders it satisfactory to Transporter; (2) the Parties otherwise mutually agree to an amendment to this Precedent Agreement; (3) the Parties agree in writing to extend the negotiation period; (4) Shipper withdraws its previously submitted notice to terminate; or (5) Transporter cures the failure to secure this milestone.

ii.	Transporter’s Failure to Place the Project Facilities In Service

If Transporter fails to complete the Project Facilities in order to provide the Firm Service by February 28, 2023, then Shipper shall have the right to terminate this Precedent Agreement and the FTS Agreement without Shipper having any liability to Transporter upon ninety (90) days’ prior notice to Transporter
If this milestone has not been satisfied or waived in writing by Shipper, then Shipper shall have the right to terminate this Precedent Agreement and the FTS Agreement without Shipper having any liability to Transporter upon ninety (90) days’ prior written notice to Transporter. If notice of termination is provided by Shipper pursuant to this Section 5(D)(ii), the Parties shall attempt in good faith during such ninety (90) day period to negotiate an amendment to this Precedent Agreement to accomplish the Parties’ respective business objectives; provided, however, that such obligation to negotiate in good faith shall not require either Party to consent to modifications to this Precedent Agreement or FTS Agreement. This Precedent Agreement and FTS Agreement shall terminate on the date set forth in Shipper’s notice of termination unless prior to such date: (1) the Parties otherwise mutually agree to an amendment to this Precedent Agreement and FTS Agreement; (2) the Parties agree in writing to extend the negotiation period; (3) Shipper withdraws its previously submitted notice to terminate; or (4) Transporter cures the failure to secure this milestone.

iii.	FERC Certificate Contains Material and Adverse Condition

If the FERC Certificate contains a term or condition that was not contained in Transporter's FERC Certificate Application and which has a material and adverse impact on the Shipper as determined by Shipper in its reasonable discretion (including if FERC issues an order rejecting any non-conforming provision hereunder or accepts any such non-conforming provision subject to condition or modification), then Shipper shall have the right to terminate this Precedent Agreement and the FTS Agreement without Shipper having any liability to Transporter upon notice to Transporter provided no later than ten (10) days following the date the FERC Certificate is issued.

If notice of termination is provided by Shipper pursuant to this Section 5(D)(iii), then for a time period extending no longer than the twenty-ninth (29) day following the date the FERC Certificate is issued, the Parties shall attempt in good faith to negotiate an amendment to this Precedent Agreement and/or FTS Agreement to accomplish the Parties’ respective business objectives; provided, however, that such obligation to negotiate in good faith shall not require either Party to consent to modifications to this Precedent Agreement and/or FTS Agreement. Following such good-faith negotiation period and consistent with the outcome of such efforts, Transporter shall either accept or reject the FERC Certificate, or ask the Commission for additional time to so act. This Precedent Agreement and FTS Agreement shall terminate on the date set forth in Shipper’s notice of termination unless prior to such date: (1) the Parties otherwise mutually agree to an amendment to this Precedent Agreement and/or FTS Agreement; (2) the Parties agree in writing to extend the negotiation period; (3) Shipper withdraws its previously submitted notice to terminate; or (4) Transporter cures the material adverse condition in the FERC Certificate.

6.	Delivery and Execution of FTS Agreement.

A.	Delivery of FTS Agreement for Execution.
No later than sixty (60) days after Shipper’s notice to Transporter that it has obtained all Shipper Internal Approvals pursuant to Section 3(A) and reached FID pursuant to Section 2(A), Transporter shall deliver to Shipper for Shipper’s execution, a FTS Agreement in a form substantially similar in all material respects to Exhibit A hereto.

B.	Execution of FTS Agreement by Shipper.
Shipper shall be required to execute and return to Transporter the FTS Agreement delivered by Transporter to Shipper pursuant to Section 6(A) of this Agreement no later than ten (10) business days following receipt of the FTS Agreement.

C.	Execution of FTS Agreement by Transporter.
Transporter shall be required to execute the FTS Agreement, returned to Transporter by Shipper pursuant to Section 6(B) of this Agreement, no later than ten (10) days following receipt of the executed FTS Agreement from Shipper.

7.	Further Assurances.
Transporter acknowledges and agrees that Shipper may assign, transfer, or otherwise encumber, all or any of its rights, benefit and obligations under this Precedent Agreement to lenders or their agents as security for its financing obligations. If requested, Transporter shall execute, acknowledge and deliver a consent for collateral assignment in substantially the form attached hereto as Attachment B and an opinion of counsel to Transporter for the benefit of Shipper’s financing parties in form and substance reasonably acceptable to Transporter and Shipper’s financing parties.

8.	Notices.
Any notice and/or request provided for in this Precedent Agreement or any notice either Party may desire to give to the other shall be transmitted in writing (overnight delivery, U.S. Mail, or electronic mail) such that it is received before 5 p.m. Central time on the due date.

Transporter:
Natural Gas Pipeline Company of America LLC
1001 Louisiana Street
Houston, TX 77002
Attn: Vice President, Business Management

Shipper:

Corpus Christi Liquefaction, LLC
700 Milam Street, Suite 1900
Houston, TX 77002
Attn: Contract Administration
E-mail: notices@cheniere.com

Notice shall be effective as of the date of confirmed receipt, or, in the absence of confirmed receipt, as of the date actually received.

9.	Assignment.
Any entity that shall succeed by purchase, merger, consolidation, or other transfer to the properties of either Transporter or Shipper, either substantially or as an entirety, shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Precedent Agreement. Either Party may, without relieving itself of its obligations under this Precedent Agreement, assign any of its rights hereunder to a company with which it is affiliated, but otherwise no assignment of this Precedent Agreement or of any of the rights or obligations hereunder shall be made, unless there first shall have been obtained the written consent thereto of the other Party to this Agreement, which consent shall not be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing, prior to the Commencement Date, Shipper shall be entitled to assign its rights under this Precedent Agreement to any party that satisfies the credit requirements set forth in Section 3 of this Precedent Agreement. The restrictions on assignment contained in this Section 9 shall not in any way prevent either Party to this Precedent Agreement from pledging or mortgaging its rights hereunder as security for its indebtedness. Once the FTS Agreement is executed by both Parties, any assignment of such FTS Agreement is subject to the terms and conditions of Transporter’s Tariff and the terms of this provision shall no longer control. The Parties agree to cooperate in the preparation and filing of all necessary applications for authorizations related to any assignment conforming to this Section 9 and, subject to the terms and conditions herein, agree to proceed with due diligence to prosecute such application(s), if necessary.

10.	Miscellaneous.

A.	Modification.
No modification of the terms and provisions of this Agreement shall be made except by the execution by both Parties of a written agreement.

B.	Choice of Law.
THE INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT SHALL BE IN ACCORDANCE WITH AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS, EXCEPT THAT ANY CONFLICT OF LAWS RULE OF THE STATE OF TEXAS THAT WOULD REQUIRE REFERENCE TO THE LAWS OF SOME OTHER STATE OR JURISDICTION SHALL BE DISREGARDED. ANY DISPUTE UNDER THIS AGREEMENT SHALL BE BROUGHT EXCLUSIVELY IN THE STATE OR FEDERAL COURTS LOCATED IN HARRIS COUNTY, TEXAS, AND EACH PARTY HEREBY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND WAIVES ANY OBJECTION ON CONVENIENCE, JURISDICTION, OR ANY OTHER GROUNDS. EACH PARTY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDINGS RELATING TO THIS AGREEMENT. Nothing in the Agreement precludes either Party from bringing proceedings in any other jurisdiction to enforce any judgment obtained in any proceedings referred to in this paragraph, nor will bringing of such enforcement proceedings in any one or more jurisdictions preclude the bringing of enforcement proceedings in any other jurisdiction.

C.	Term.
Unless terminated sooner pursuant to the terms herein, this Precedent Agreement shall terminate upon the Commencement Date. The only provisions of this Agreement which shall survive termination pursuant of this Precedent Agreement shall be: Sections 2(G), 2(F), 3(E), 8, 10(B), 10(C), 10(E), 10(H), 10(I) and 10(J), which shall survive until termination of the FTS Agreement.

D.	No Waivers.
Except as expressly provided herein, no waiver by a Party of any default(s) by the other Party in the performance of any provision, condition, or requirement of this Precedent Agreement shall operate or be construed as a waiver of any future default(s), whether of a like or of a different character, nor in any manner release the defaulting Party from performance of any other provision, condition, or requirement herein.

E.	Breach and Remedies.
Nothing in this Precedent Agreement shall be construed to preclude the Parties from pursuing any remedy at law or equity for the other Party’s failure to execute the FTS Agreement or any breach of this Precedent Agreement; provided however that neither Party shall be liable for consequential, incidental, punitive, exemplary, or indirect damages, by statute, in tort or contract or otherwise; provided further that the foregoing shall not preclude Transporter from pursuing any remedy to recover reservation charges under the FTS Agreement. It is the intent of the Parties that the limitations herein imposed on remedies and the measure of damages be without regard to cause or causes related thereto, including the negligence of any Party, whether such negligence be sole, joint, or concurrent, or active or passive.

F.	Agreement Subject to Regulatory Authorities.
This Precedent Agreement, and all of the terms and provisions contained herein, and the respective obligations of the Parties, are subject to Transporter’s Tariff and to all valid laws, orders, rules, and regulations of duly constituted governmental authorities having jurisdiction.

G.	Severability.
If any provision of this Precedent Agreement is declared null and void or voidable by a court of competent jurisdiction, such declaration shall in no way affect the validity or effectiveness of the other provisions of this Precedent Agreement, which shall remain in full force and effect, and the Parties shall thereafter undertake commercially reasonable efforts to agree upon an equitable adjustment of the provisions of this Precedent Agreement with a view to effecting its purpose.

H.	No Presumption Against Drafter.
No presumption shall operate in favor of or against any Party as a result of any responsibility or role that any Party may have had in the drafting of this Agreement.

I.	Confidentiality.
Each Party shall hold the substance and terms of this Precedent Agreement confidential, but may disclose the substance and terms of this Precedent Agreement to its or its affiliates’ directors, officers, employees, representatives, agents, lenders, investors or potential investors, consultants, attorneys or auditors (“Representatives”) who have a need to know the substance and terms of this Agreement and who agree to maintain the confidentiality of this Precedent Agreement and related information. Neither Party shall disclose or communicate, and will cause its Representatives not to disclose or communicate, the substance or terms of this Precedent Agreement to any other person, entity, firm, or corporation without the prior written consent of the other Party; provided that (i) Transporter may file this Precedent Agreement as a privileged and confidential document, as provided in applicable regulations, and may also disclose the terms of the Precedent Agreement in any efforts or proceedings relating to obtaining Transporter Regulatory Authorizations including approval of non-conforming provisions of the FTS Agreement, and (ii) Shipper may file this Precedent Agreement as a privileged and confidential document, as provided in applicable regulations, and may also disclose the terms of the Precedent Agreement in any efforts or proceedings relating to obtaining Shipper Regulatory Authorizations including approval of non-conforming provisions of the FTS Agreement. Either Party may disclose the substance or terms of this Precedent Agreement as requested or required by law, order, rule or regulation of any duly constituted governmental body or official authority having jurisdiction, or any securities exchange commission; provided however, the Party compelled to disclose the Precedent Agreement shall give prompt written notice of such requirement to the other Party so that either Party may seek a protective order or other appropriate remedy, including the filing by Transporter of a Protective Agreement with its FERC Certificate Application to be used in such proceeding, and/or waive the compliance with the terms hereof. In connection with any filing of this Precedent Agreement at FERC, the filing party shall seek confidential treatment of this Precedent Agreement in accordance with FERC’s regulations.

J.	Whole Agreement.
This Precedent Agreement sets forth all understandings and agreements between the Parties respecting the subject matter hereof, and all prior agreements, understandings, and representations, whether written or oral, respecting the subject matter hereof are merged into and superseded by this Precedent Agreement. In the event of any conflict between the terms of this Precedent Agreement and the FTS Agreement, the terms of the FTS Agreement shall control.

K.	Execution of Agreement.
This Precedent Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Precedent Agreement to be executed by their duly authorized representatives as of the date first hereinabove written.

NATURAL GAS PIPELINE COMPANY OF AMERICA LLC
By:     ______________________________________
Name:    ______________________________________
Title:    ______________________________________

CORPUS CHRISTI LIQUEFACTION, LLC
By:     ______________________________________
Name:    ______________________________________
Title:    ______________________________________

ATTACHMENT A
FTS Agreement
Contract No. ______
NATURAL GAS PIPELINE COMPANY OF AMERICA LLC (NATURAL)
TRANSPORTATION RATE SCHEDULE FTS
AGREEMENT DATED ______________________
UNDER SUBPART G OF PART 284
OF THE FERC'S REGULATIONS

1.    SHIPPER is: CORPUS CHRISTI LIQUEFACTION, LLC

2.    (a)    MDQ totals: 300,000 Dth. per day.

(b)    Service option selected (FTS and FFTS only) (check any or all):

____ LN ___X___ SW ____ NB

(c)    Available Days (FFTS only):

___     Minimum Available Days ____________________.
___     Maximum Available Days _____________________
___     Applicable Time Period(s) _____________________.

Will Shipper accept partial Available Days? Yes ___ No ___ (Specify any limitations on partial Available Days) _____________________

Are any days precluded from being Available Days? Yes No If so, specify the days so precluded _______________________________

3.
TERM: Commencing on the earlier of (i) the date of the first commercial operations of the third train of those certain liquefaction facilities being constructed by Shipper in San Patricio County, Texas, which shall be no earlier than September 1, 2021; or (ii) March 1, 2022; through the date that is twenty (20) years thereafter (“Primary Term”); provided that Natural is able to provide the contemplated Firm Service to Shipper.

Shipper shall have the right to extend the Primary Term for up to Shipper’s MDQ for two (2) additional five (5) year terms at the rates set forth in the Negotiated Rate Agreement (an “Extended Term”) upon notice to Natural not less than one (1) year prior to the expiry of the Primary Term or any Extended Term and Shipper shall have no further unilateral rights to acquire capacity at the rates specified herein absent agreement otherwise with Natural. At the end of the Primary Term or extended term, as applicable, Shipper shall be entitled to a contractual right of first refusal consistent with Section 22 of Natural’s Tariff.

4.Service will be ON BEHALF OF:

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    ___    Shipper or
    ___    Other: ______________ a ______________

5.The ULTIMATE END USERS are (check one):

____    customers of the following LDC/pipeline company(ies): ______________
____    customers in these states: _______________________________________; or
____    customers within any state in the continental U.S.

6.    _____    This Agreement supersedes and cancels a _________ Agreement dated __________
.    _____    Capacity rights for this Agreement were released from _______________________
_____    [for firm service only] Service and reservation charges commence the later of:
_____    (a) __________, and
_____    (b) the date capacity to provide the service hereunder is available on Natural’s system.
_____    Other:

7.	SHIPPER'S ADDRESSES	NATURAL'S ADDRESSES

	CORPUS CHRISTI LIQUEFACTION, LLC	NATURAL GAS PIPELINE COMPANY OF
	ATTN:	AMERICA LLC
	_______________________	ATTENTION: ACCOUNT SERVICES
	HOUSTON, TEXAS	1001 LOUISIANA, SUITE 1000
HOUSTON, TEXAS 77002

Payments:
NATURAL GAS PIPELINE COMPANY OF
AMERICA LLC
DEPT 3020
P. O. BOX 201607
DALLAS, TEXAS 75320-1607

FOR WIRE TRANSFER:
NATURAL GAS PIPELINE COMPANY OF
AMERICA LLC
WELLS FARGO BANK, NA
ABA # XXX XXX XXX
ACCOUNT #: XXX-XXXXXXX

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8.	Any or all of the following provisions may be included (where applicable) in maximum rate agreements or in negotiated rate or discount contracts, if any:

a.
(DISCOUNTED RATE AGREEMENTS ONLY) Applicable Maximum and Minimum Rates. Notwithstanding any other provision of this Agreement, in no event shall a discounted rate billed by Natural be less than the applicable minimum rate or more than the applicable maximum rate set forth in Natural's FERC Gas Tariff, as may be revised from time to time.

b.
(NEGOTIATED RATE AGREEMENTS ONLY) Maximum and Minimum Tariff Rates. Unless otherwise expressly provided in this Agreement, the negotiated rates shall apply to service provided by Natural to Shipper for the term of the Agreement notwithstanding any otherwise applicable maximum or minimum rates set forth in Natural's FERC Gas Tariff as revised from time to time.

c.
(DISCOUNTED RATE AGREEMENTS ONLY) Refunds. In no event shall Natural be required to refund to Shipper any amounts collected for service to which the discounted rate(s) apply, unless the relevant discounted rate billed to Shipper exceeds the corresponding applicable effective maximum rates set forth in Natural's FERC Gas Tariff, as approved by the FERC from time to time.

d.
(NEGOTIATED RATE AGREEMENTS ONLY) Refunds. In no event shall Natural be required to refund to Shipper any amounts collected for service to which the negotiated rates apply, notwithstanding any otherwise applicable maximum or minimum rate set forth in Natural's FERC Gas Tariff, as may be revised from time to time.

e.
Notifications. Except as otherwise may be expressly provided herein, any notice or communication contemplated or required by this Agreement shall be in writing unless oral notification is expressly authorized herein, and shall be sent to the appropriate party at the relevant address set forth in the Transportation Agreement, as may be revised from time to time.

f.
Nonwaiver of Rights. No delay or failure to exercise any right or remedy accruing to either Natural or Shipper upon breach or default by the other will impair any right or remedy or be construed to be a waiver of any such breach or default, nor will a waiver of any single breach be deemed a waiver of any other breach or default.

g.
Succession and Assignment. Any entity which shall succeed by purchase, merger or consolidation to title to the properties, substantially as an entirety, of Natural or Shipper as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Agreement. No other assignment of this Agreement nor of any of the individual rights or obligations hereunder by Shipper shall be effective as to Natural without the prior express written consent of Natural.

h.
No Third Party Beneficiaries. This Agreement shall not create any rights in any third parties, and no provision of this Agreement shall be construed as creating any obligations for the benefit of, or rights in favor of, any person or entity other than Natural or Shipper.

i.	Conformance to Law. It is understood that performance hereunder shall be subject to all valid laws, orders, rules and regulations of duly constituted governmental authorities having

3

jurisdiction or control of the matters related hereto, including without limitation the Federal Energy Regulatory Commission.

j.	Effect of Tariff. This Agreement shall at all times be subject to all applicable provisions of Natural's FERC Gas Tariff.

k.
GOVERNING LAW. THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICT OF LAW RULE WHICH WOULD REFER ANY MATTER TO THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

l.
Entire Agreement. This Agreement contains the entire agreement between Natural and Shipper with respect to the subject matter hereof, and supersedes any and all prior understandings and agreements, whether oral or written, concerning the subject matter hereof, and any and all such prior understandings and agreements are hereby deemed to be void and of no effect. No amendments to or modifications of this Agreement shall be effective unless agreed upon in a written instrument executed by Natural and Shipper which expressly refers to this Agreement

9.
The above-stated Rate Schedule, as revised from time to time, controls this Agreement and is incorporated herein. The attached Exhibits A, B and C (for firm service only), and D and E (if applicable), are a part of this Agreement. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to the FERC.

Agreed to by:

NATURAL GAS PIPELINE COMPANY OF AMERICA LLC		CORPUS CHRISTI LIQUEFACTION, LLC
NATURAL		SHIPPER

/s/:	_______________________	/s/:	______________________

NAME:	_______________________	NAME:	_____________________

TITLE:	_____________________	TITLE:	______________________
David J. Devine
President

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EXHIBIT A
DATED ________________
EFFECTIVE _____________

Shipper:    CORPUS CHRISTI LIQUEFACTION, LLC

Contract No.:    ___________

Natural Receipt Point(s):

Name/Location	County/Parish/Area	State	PIN No.	Zone	MDQ (Dth)

PRIMARY RECEIPT POINT(S):

1. NGPL/ALLIANCE JOLIET	GRUNDY	IL	44413	09	300,000

SECONDARY RECEIPT POINT(S):

All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

Receipt Pressure, Assumed Atmospheric Pressure

Natural gas to be delivered to Natural at the Receipt Point(s) shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point in Natural's Catalog of Points. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point(s).

Rates

Except as otherwise provided below or in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the applicable maximum rate(s) and all other lawful charges as specified in Natural's applicable rate schedule. Shipper and Natural may agree that Shipper shall pay a rate other than the applicable maximum rate so long as such rate is between the applicable maximum and minimum rates specified for such service in the Tariff. Natural and Shipper may agree that a specific discounted rate will apply only to certain volumes under the agreement. The parties may agree that a specified discounted rate will apply only to specified volumes (MDQ or commodity volumes) under the agreement; that a specified discounted rate will apply only if specified volumes are achieved or only if the volumes do not exceed a specified level; that a specified discounted rate will apply only during specified periods of the year or for a specifically defined period; that a specified discounted rate will apply only to specified points, zones, mainline segments, supply areas, transportation paths, markets or other defined geographical area(s); that a specified discounted rate(s) will apply in a specified relationship to the volumes actually transported (i.e., that the reservation charge will be adjusted in a specified relationship to volumes actually transported); and/or that the

5

discount will apply only to reserves dedicated by Shipper to Natural's system. Notwithstanding the foregoing, no discount agreement may provide that an agreed discount as to a certain volume level will be invalidated if the Shipper transports an incremental volume above that agreed level. In addition, the discount agreement may include a provision that if one rate component which was at or below the applicable maximum rate at the time the discount agreement was executed subsequently exceeds the applicable maximum rate due to a change in Natural's maximum rates so that such rate component must be adjusted downward to equal the new applicable maximum rate, then other rate components may be adjusted upward to achieve the agreed overall rate, so long as none of the resulting rate components exceed the maximum rate applicable to that rate component. Such changes to rate components shall be applied prospectively, commencing with the date a Commission order accepts revised tariff sheets. However, nothing contained herein shall be construed to alter a refund obligation under applicable law for any period during which rates which had been charged under a discount agreement exceeded rates which ultimately are found to be just and reasonable. If the parties agree upon a rate other than the applicable maximum rate, such written Agreement shall specify that the parties mutually agree either: (1) that the agreed rate is a discount rate; or (2) that the agreed rate is a Negotiated Rate (or Negotiated Rate Formula). In the event that the parties agree upon a Negotiated Rate or Negotiated Rate Formula, this Agreement shall be subject to Section 49 of the General Terms and Conditions of Natural's Tariff.

Fuel Gas and Gas Lost and Unaccounted For Percentage (%)

Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For unless Natural and Shipper mutually agree on monetary reimbursement.

Transportation of Liquids

Transportation of liquids may occur at permitted points identified in Natural’s current Catalog of Points, but only if the parties execute a separate liquids agreement.

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EXHIBIT B
DATED ____________
EFFECTIVE _________

Shipper:    CORPUS CHRISTI LIQUEFACTION, LLC

Contract No.:    ____________

Natural Delivery Point(s):

Name/Location	County/Parish/Area	State	PIN No.	Zone	MDQ (Dth)

PRIMARY DELIVERY POINT(S):

1. CCCPL/NGPL Sinton San Patricio	SAN PATRICIO	TX	48934	04	300,000

SECONDARY DELIVERY POINT(S):

All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.

Delivery Pressure, Assumed Atmospheric Pressure

Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point(s) shall be at the pressures available in Natural's pipeline facilities from time to time; provided, however, that the delivery pressure shall not be less than NA. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point(s).

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EXHIBIT C
DATED _________
EFFECTIVE _______

PRIMARY TRANSPORTATION PATH SEGMENT MDQs

Shipper:    CORPUS CHRISTI LIQUEFACTION, LLC

Contract No.:    _____________

Pursuant to Natural's Tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.

A primary transportation path segment is the path between a primary receipt, delivery or node point and the next primary receipt, delivery or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.

A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C have throughput capacity rights.

The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.

THIS SPACE RESERVED FOR THE PIPELINE SEGMENT PATH

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EXHIBIT D Negotiated Rate Agreement - FTS
DATED ______________
EFFECTIVE __________

Shipper: CORPUS CHRISTI LIQUEFACTION, LLC
Contract No.:     __________
ARTICLE 1
NEGOTIATED RATE PARAMETERS

1.1	Negotiated Rate Term: From the first day of the Primary Term as defined in Section 3 of the FTS Agreement through the date that is twenty (20) years thereafter.

1.2	Negotiated Rates:

(a)    Negotiated Monthly Base Reservation Rate(s): $13.6875/Dth. of MDQ

(b)    Negotiated Base Commodity Rate(s): $.0049/Dth.

1.3	Eligible Firm Transportation Quantity: 300,000 Dth./day

1.4	Eligible Primary Receipt Points: [as set forth in Exhibit A, unless otherwise listed herein]

NAME	PIN	ELIGIBLE POINT MDQ (Dth/d.)

1.5
Eligible Secondary Receipt Points: The Negotiated Rates shall apply to service provided on a firm basis from the following secondary receipt points: All secondary receipt points in the Iowa-Illinois, Gulf Coast Mainline, Texok, South Texas, Louisiana and Midcontinent Zones.

1.6	Eligible Primary Delivery Points: [as set forth in Exhibit B, unless otherwise listed herein]

NAME	PIN	ELIGIBLE POINT MDQ (Dth/d.)

1.7
Eligible Secondary Delivery Points: The Negotiated Rates shall apply to service provided on a firm basis to the following secondary delivery points: Subject to the provisions of Section 1.8 below regarding Incremental Rate Secondary Delivery Points, the Negotiated Monthly Base Reservation Rate shall apply to service provided on a firm basis to all pooling and storage points within the zones traversed by the primary path of the Transportation Agreement and the Louisiana Zone, all points in the Louisiana, Texok and South Texas Zones as well as to the following Market Delivery Zone points: Nicor (Pin 9258), NIPSCO (Pin 909260), MidAmerican (Pin 10568), PGL&C (Pin 909285), Northern Natural (Pin 900203), Northern Border (Pin 908090), Alliance (Pin 37207), ANR (Pin 906104 & 904758), Midwestern (Pin 906107 & 25400), Guardian Pipeline (Pin 40400), and Panhandle (Pin 906103).

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1.8
Incremental Rate Secondary Receipt/Delivery Points: In addition to the Negotiated Monthly Base Reservation Rate, Shipper shall pay Natural an incremental volumetric daily reservation rate for all quantities transported on a firm basis on any day to the Incremental Rate Secondary Delivery Points set forth in this Section 1.8, subject to the applicable maximum rate set forth in Natural’s FERC Gas Tariff, as may be revised from time to time, for service to such point. The following incremental volumetric daily reservation rates will apply to firm service provided to the secondary delivery points set forth below under the corresponding Point Tier: Tier 1 Rate: $.03/Dth; Tier 2 Rate: $.05/Dth.

Tier 1 Secondary Delivery Points	PIN
IPLC/NGPL	25250
IPLC/NGPL Clinton	901028
Amer IL/NGPL AM CDP	46594
Amer IL/NGPL GC CDP	46595
Crossroads	10751
CE-MRT	900169
Horizon Pipeline	39755/39855

Tier 2 Secondary Delivery Points	9254
North Shore Gas

1.9	Authorized Overrun Rate(s): Per Article 2.3 below.

1.10	Other Rate Related Provisions:

(a)
Fuel and GLU Percentage: Shipper shall pay a negotiated Fuel and GLU Percentage based on the receipt and delivery points of volumes transported by Shipper, as well as the physical gas flow direction on Natural’s Gulf Coast Line. For the purpose of the calculations to be made under this provision, physical gas flow direction (north or south) on Natural’s Gulf Coast pipeline shall be determined daily by analyzing the flow direction of the gas using appropriate measurement equipment (“Check Meter”) in or around White County, AR.

(1)
For all volumes that are transported by Shipper from receipt points north of the Check Meter to delivery points south of the Check Meter, Shipper shall pay a negotiated Fuel and GLU Percentage which shall be established for each January 1 through December 31 time period (“Calendar Year”), or portion thereof, that occurs during the Negotiated Rate Term. Such negotiated Fuel and GLU Percentage shall be determined based upon the number of days gas flowed south through the Check Meter during the period of November 1 through October 31 of the prior year (“Fuel Determination Period”). By November 15 of each Calendar Year, Natural will notify Shipper of the direction of flow through the Check Meter for each day of the Fuel Determination Period. If on 50% or more of the days in a Fuel Determination Period physical gas flowed south at the Check Meter, Shipper shall pay a negotiated Fuel and GLU Percentage equal to the greater of 2.90% per Dth or the applicable Fuel and GLU Percentage set forth in Natural’s Tariff during the upcoming Calendar Year. If on more than 50% of the days in a Fuel Determination Period physical gas did not flow south at the Check Meter, then, during

10

the upcoming calendar year the Shipper shall pay a negotiated Fuel and GLU Percentage equal to the applicable Fuel and GLU Percentage set forth in Natural’s Tariff.

If Natural’s Fuel Cost Recovery and Transparency provision as described in Article III of the Stipulation and Agreement of Settlement in Docket No. RP17-303-000 is revised after July 1, 2022, to reflect a newly determined Fuel and GLU recovery matrix based on a system-wide evaluation of fuel consumption that includes the firm capacity under this Agreement, then Shipper shall pay the applicable Fuel and GLU Percentage(s) set forth in Natural’s Tariff.

(2)
For all other volumes transported by Shipper not covered by Section 1.10(a)(1), Shipper shall pay a negotiated Fuel and GLU Percentage equal to the applicable Fuel and GLU Percentage set forth in Natural’s Tariff from time to time.

(3)
Upon request, Natural shall provide reasonable supporting information related to the calculation of the physical gas flow of Natural’s Gulf Coast Line. If a question or controversy arises from Natural’s reasonable supporting information, it shall be the subject of a meeting between the Parties to negotiate, in good faith, a resolution of such dispute.

(b)
Primary Receipt/Delivery Point Changes: Subject to capacity availability during the Negotiated Rate Term, Shipper may request a change in a primary receipt and/or delivery point only to points that are within the applicable Primary Path(s) of the Agreement. The rate applicable to the requested point shall be a negotiated rate mutually agreed to between the parties pursuant to a negotiated rate agreement and filed with the Commission prior to its effectiveness as required by the Commission's regulations.

ARTICLE 2
NEGOTIATED RATE TERMS AND CONDITIONS; ADDITIONAL CHARGES

2.1
General Negotiated Rate Limitations: The Negotiated Rates shall apply only to: (i) service provided to Shipper by Natural under the Transportation Agreement from the Eligible Receipt Points to the Eligible Delivery Points (including Incremental Rate Secondary Delivery Points defined in Section 1.8, above) during the Negotiated Rate Term; and (ii) an aggregate maximum daily firm transportation quantity equal to the Eligible Firm Transportation Quantity set forth in Section 1.3 above, for all quantities transported on a firm basis under the Transportation Agreement and any associated capacity release replacement agreements. For any aggregate quantities transported on a firm basis on any day for Shipper and any associated capacity release replacement shippers which are in excess of the applicable Eligible Firm Transportation Quantity, Shipper shall be charged the greater of: (a) the 100% load factor daily rate equivalent of the Negotiated Rates; and (b) the 100% load factor daily rate equivalent of the applicable maximum base reservation and base commodity rates set forth in Natural's FERC Gas Tariff, as may be revised from time to time, as well as all applicable additional rates, charges and surcharges described in Section 2.3 below.

2.2
Discountable Third Party Surcharges: From time to time, certain reservation and/or commodity surcharges may be approved by the FERC for inclusion in Natural's FERC Gas Tariff which Natural is: (i) required to collect from Shipper and remit to the FERC or to another third party;

11

and (ii) permitted to discount the amount of such surcharge from the applicable maximum rate set forth in Natural's FERC Gas Tariff ("Discountable Third Party Surcharges”). There are no applicable Discountable Third Party Surcharges; provided, however, to the extent any Discountable Third Party Surcharge is approved by the FERC for inclusion in Natural’s Tariff during the term hereof, Natural shall discount such Discountable Third Party Surcharge(s) to the maximum extent permitted under the provisions of its FERC Gas Tariff but not below the amount of such Discountable Third Party Surcharge(s) that Natural is required to remit. Accordingly, Shipper shall be responsible for and pay to Natural that amount attributable to such Discountable Third Party Surcharge(s) which Natural is responsible for paying and remitting to the FERC and/or third party.

2.3
Additional Rates, Charges, and Surcharges: In addition to the Negotiated Rates, and unless otherwise expressly provided in this Agreement or agreed to in writing by Natural, Shipper shall also pay Natural all other applicable maximum rates, charges, surcharges, and penalties of any nature set forth in Natural's FERC Gas Tariff, as may be revised from time to time, including without limitation all applicable maximum: (i) Fuel and Gas Lost and Unaccounted For charges; (ii) authorized and unauthorized overrun charges; (iii) reservation charges and surcharges; (iv) commodity charges and surcharges; (v) ACA surcharges; and (vi) gathering charges, offshore charges, and lateral line charges. Notwithstanding the foregoing sentence, to the extent that any such additional maximum rate, charge, surcharge, or penalty is derived from the applicable base reservation rate or applicable base commodity rate set forth in Natural's FERC Gas Tariff, then Natural shall derive such additional rate, charge, surcharge, or penalty utilizing the greater of: (i) the applicable maximum base reservation rate or applicable maximum base commodity rate set forth in Natural's FERC Gas Tariff, as may be revised from time to time; and (ii) the Negotiated Rates.

ARTICLE 3
CREDITWORTHINESS

3.1	Shipper shall satisfy the following credit assurance provisions throughout the Negotiated Rate Term.

(a)	Creditworthiness Defined. Shipper or its Guarantor shall be deemed creditworthy if:

(i)
Shipper’s or Guarantor’s (i) senior unsecured debt is rated BBB- or better by Standard & Poor’s Corporation (“S&P”) or Baa3 or better by Moody’s Investor Service (“Moody’s”); (ii) issuer rating is BBB- or better from S&P or Baa3 or better from Moody’s; or (iii) senior secured debt is rated BBB- or better by S&P or Baa3 or better by Moody’s, applicable only in the case where the Shipper or Guarantor has substantially only senior secured debt in its debt capital structure; and

(ii)
To the extent Shipper’s or Guarantor’s qualifying ratings determined in Section 3.1(a)(i) is BBB- for S&P and/or Baa3 for Moody’s, then Shipper’s short-term and long-term credit outlooks must not be negative.

The credit requirements set forth in Sections 3.1(a)(i) and 3.1(a)(ii) shall be referred to collectively as the “Minimum Credit Rating Standards”.

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Subject to Section 3.1(b) below, if Shipper does not meet the Minimum Credit Rating Standards, Shipper shall be deemed uncreditworthy.

(b)	Requested Credit Evaluation

If Shipper does not meet the Minimum Credit Rating Standards, then Shipper may request that Natural evaluate its creditworthiness based upon Shipper’s obligations in this Agreement relative to Shipper’s current and future ability to meet its obligations (“Requested Credit Evaluation”). To enable Natural to perform a Requested Credit Evaluation, Shipper shall provide, at Natural’s request, credit-related information including, but not limited to, the following:

(i)	Audited financial statements;

(ii)
The most recent available interim financial statements, with an attestation by Shipper’s Chief Financial Officer that such statements constitute a true, correct, and fair representation of Shipper’s financial condition prepared in accordance with United States Generally Accepted Accounting Principles or equivalent;

(iii) List of affiliates, parent companies, and subsidiaries;

(iv)	Publicly available credit reports from credit and bond rating agencies;

(v)	Private credit ratings, if obtained by the Shipper;

(vi)	Statement of legal composition;

(vii)
Shipper must not be operating under any chapter of the bankruptcy laws and must not be subject to liquidation or debt reduction procedures under state laws and there must not be pending any petition for involuntary bankruptcy. An exception may be made for a Shipper who is a debtor in possession operating under Chapter XI of the Federal Bankruptcy Act if Natural is assured that the service billing will be paid promptly as a cost of administration under the federal court’s jurisdiction, based on a court order in effect, and if the Shipper is continuing and continues in the future actually to make payment;

(viii)	Whether Shipper is subject to any lawsuits or judgments outstanding which could materially impact its ability to remain solvent; and

(ix)	Any other information Shipper deems relevant and which Shipper is willing to provide.

Following the Requested Credit Evaluation, Natural shall decide, in its sole discretion: (a) whether, despite the fact that Shipper does not satisfy the Minimum Credit Rating Standards, Natural will agree to consider Shipper creditworthy for purposes of this Agreement; or, (b) whether Natural will agree to reduce the amount of collateral support otherwise required to be provided by Shipper pursuant to Section 3.1(c).

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(c)	Credit Assurances

If Shipper does not meet the Minimum Credit Rating Standards then, for the purpose of this Section 3.1(c), beginning on the first day of the Negotiated Rate Term and continuing through the eighth (8th) anniversary thereof, Shipper shall provide to Natural credit assurance in an amount equal to twelve (12) months of reservation charges in the form of: (i) a guaranty, in a form reasonably acceptable to Natural, from a guarantor that meets the Minimum Credit Rating Standards set forth in Section 3.1(a); (ii) an irrevocable standby letter of credit, in a form substantially similar to Exhibit D, from a U.S. banking institution or foreign banking institution with a branch office located in the United States, in each case having assets of at least US$10 billion and a senior unsecured debt rating or issuer rating of A- or better from S&P and A3 or better from Moody’s; or (iii) a cash security deposit.

The credit assurance to be provided to Natural pursuant to this 3.1(c) shall continue in effect until (i) Shipper satisfies the Minimum Credit Rating Standards, (ii) the execution of a credit agreement to replace this provision, or (iii) the eighth (8th) anniversary of the first day of the Negotiated Rate Term, and full payment of all outstanding balances and charges and resolution of any asserted claims with respect thereto has been made by Shipper. After expiration of such period of time, the credit provisions of Natural’s Tariff shall apply to Shipper.

Natural shall return to Shipper any credit assurance provided to Natural pursuant to Section 3.1(c) in the event that the amount of credit assurance provided exceeds the amount required.

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ATTACHMENT B

FORM OF CONSENT
(Material Project Agreements)
This DIRECT AGREEMENT (this “Direct Agreement”), dated as of [●], is made between NATURAL GAS PIPELINE COMPANY OF AMERICA LLC, a limited liability company duly organized and validly existing under the laws of Delaware (the “Obligor”), and SOCIÉTÉ GÉNÉRALE, in its capacity as security trustee (together with its permitted successors and assigns in such capacity, the “Security Trustee”) under the Security Document and is acknowledged and agreed to by CORPUS CHRISTI LIQUEFACTION, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware (the “Assignor”).
WITNESSETH
WHEREAS, the Assignor (and certain of its affiliates), Société Générale as Term Loan Facility Agent and as Intercreditor Agent (the “Intercreditor Agent”) and each other Facility Agent party thereto from time to time are parties to a common terms agreement, dated as of May 13, 2015 (as amended, amended and restated, modified and supplemented and in effect from time to time, the “Common Terms Agreement”), and together with one or more credit agreements, indentures and other financing agreements entered into by the Assignor (and certain of its affiliates), the “Finance Documents”) which govern the making of loans and extensions of other credit (the “Senior Debt”) to the Assignor for the purpose of financing a portion of the cost of constructing and operating the Assignor’s LNG liquefaction trains, natural gas pipeline and associated facilities (the “Project Facilities”) located in San Patricio County, Texas, and related expenses;
WHEREAS, the Obligor and the Assignor have entered into the Precedent Agreement, dated as of _______________ 2018 (as amended, amended and restated, modified and supplemented and in effect from time to time, the “Assigned Agreement”); and
WHEREAS, as security for the loans made by the lenders under the Finance Documents (the “Lenders”), the Assignor has assigned, pursuant to the common security and account agreement, dated as of May 13, 2015, entered into between the Assignor (and certain of its affiliates), Mizuho Bank, Ltd. as Account Bank, the Intercreditor Agent, the Security Trustee and the Senior Creditor Group Representatives party thereto from time to time (as amended, amended and restated, modified and supplemented and in effect from time to time, the “Security Document”), all of its right, title and interest in, to and under, and granted a security interest in, the Assigned Agreement to the Security Trustee on behalf of the secured parties identified therein (the “Secured Parties”);
NOW THEREFORE, as an inducement to the Lenders to provide the Senior Debt, and in consideration of other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.    Definitions. Unless otherwise stated, references herein to any Person shall include its successors and permitted assigns and, in the case of any Governmental Authority, any Person succeeding to its functions and capacities.

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Common Security and Account Agreement

2.    Consent and Agreement.
(a)    The Obligor hereby acknowledges and consents to the assignment by the Assignor of all of Assignor’s right, title and interest in the Assigned Agreement (including, to the extent the Assignor has such rights, title and interest, the rights, title and interest with respect to each form of credit support for performance of security provided in connection with the Assigned Agreement) to the Security Trustee as collateral security for the payment and performance by the Assignor of its obligations under the Finance Documents.
(b)    The Obligor acknowledges the right of the Security Trustee, in connection with a security enforcement action, upon the occurrence and during the continuance of an Event of Default (as defined under the Finance Documents) that has been declared pursuant to and in accordance with the Finance Documents, as of the date of delivery by the Security Trustee of written notice stating that it is taking such security enforcement action and describing such Event of Default to Obligor and until the delivery by the Security Trustee of written notice that such Event of Default is no longer continuing, to exercise and enforce all rights of the Assignor under the Assigned Agreement in accordance with the terms of the Assigned Agreement.
(c)    In connection with a security enforcement action upon the occurrence and during the continuance of an Event of Default that has been declared pursuant to the Finance Documents and the exercise by the Security Trustee of any of the remedies set forth in the Security Document, the Security Trustee may, in accordance with the Security Document, assign its rights and interests and the rights and interests of the Assignor under the Assigned Agreement to any person that (i) is a purchaser or transferee of the Project Facilities and (ii) assumes all of the obligations of the Assignor under the Assigned Agreement. Prior to any such assignment, the Security Trustee shall provide written notice of such Event of Default and exercise of remedies by the Security Trustee to Obligor, and acquire any and all regulatory approvals or waivers necessary to effectuate such assignment.
(d)    The Obligor acknowledges and agrees, notwithstanding anything to the contrary contained in the Assigned Agreement, that neither of the following events shall constitute a default by the Assignor under the Assigned Agreement or require the consent of the Obligor: (i) the construction or operation of the Project Facilities by or on behalf of the Security Trustee in connection with a security enforcement action following the occurrence and continuance of an Event of Default that has been declared pursuant to the Finance Documents or (ii) foreclosure or any other enforcement of the Security Document by the Security Trustee.
(e)    If Assignor defaults under the Assigned Agreement, the Obligor shall, before terminating the Assigned Agreement or exercising any other remedy, give written notice to the Security Trustee specifying the default and the steps necessary to cure the same and the Security Trustee shall have ninety (90) days (thirty (30) days in the case of a default in payment by Assignor) after the receipt of such notice to cure such default or to cause it to be cured (or such longer period of time in the case of a nonpayment default as may be necessary under the circumstances, provided that the Security Trustee is diligently pursuing such cure and, in any event, not to exceed sixty (60) days from the end of the ninety (90) day period following receipt of such notice). Nothing herein shall require the Security Trustee to cure any default of the Assignor under the Assigned

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Common Security and Account Agreement

Agreement or to perform any act, duty or obligation of the Assignor under the Assigned Agreement, but shall only give it the option to do so.
(f)    In the event the Security Trustee (or its designee) succeeds to the Assignor’s interest under the Assigned Agreement, whether by foreclosure or otherwise, the Security Trustee (or its designee) shall assume liability for all of the Assignor’s obligations under the Assigned Agreement; provided, however, that without diminishing the Obligor’s right to terminate or exercise any other remedy under the Assigned Agreement as limited pursuant to paragraph (e) above, such liability shall not include any liability for claims of the Obligor against the Assignor arising from the Assignor’s failure to perform during the period prior to the Security Trustee ‘s succession to the Assignor’s interest in and under the Assigned Agreement. Except as set forth in the immediately preceding sentence, neither the Security Trustee nor any other party secured by the Security Document shall be liable for the performance or observance of any of the obligations or duties of the Assignor under the Assigned Agreement, including the performance of any cure of default permitted pursuant to paragraph (e) above, and the assignment of the Assigned Agreement by the Assignor to the Security Trustee shall not give rise to any duties or obligations owing to the Obligor on the part of any of the parties secured by the Security Document.
(g)    In the event that (i) the Assigned Agreement is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding involving the Assignor or (ii) the Assigned Agreement is terminated as a result of any bankruptcy or insolvency proceeding involving the Assignor, and if within ninety (90) days after such rejection or termination, the Security Trustee shall so request and shall certify in writing to the Obligor that it intends to perform the obligations of the Assignor as and to the extent required under such Assigned Agreement, the Obligor shall execute and deliver to the Security Trustee or such designee or assignee a new agreement (“new Assigned Agreement”), (A) pursuant to which new Assigned Agreement the Obligor shall agree to perform the obligations contemplated to be performed by the Obligor under the original Assigned Agreement and the Security Trustee or such designee or assignee shall agree to perform the obligations contemplated to be performed by the Assignor under the original Assigned Agreement, (B) which shall be for the balance of the remaining term under the original Assigned Agreement before giving effect to such rejection or termination and (C) which shall contain the same conditions, agreements, terms, provisions and limitations as the original Assigned Agreement (except for any requirements which have been fulfilled by the Assignor and the Obligor prior to such rejection or termination). References in this Direct Agreement to an “Assigned Agreement” shall be deemed also to refer to the new Assigned Agreement.
(h)    The Obligor shall deliver to the Security Trustee, concurrently with the delivery thereof to the Assignor, a copy of each notice of default or breach given by the Obligor to the Assignor pursuant to the Assigned Agreement.
(i)    Except to the extent that any amendment, modification or termination is permitted pursuant to the Finance Documents, the Obligor covenants and agrees with the Security Trustee that without thirty (30) days prior written notice to the Security Trustee (i) the Obligor will not amend, modify, terminate (prior to the expiration of the applicable cure periods) or assign, transfer or encumber any of its interest in the Assigned Agreement and (ii) no waiver by the Assignor of

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Common Security and Account Agreement

any of the obligations of the Obligor under the Assigned Agreement, and no consent, approval or election made by the Assignor in connection with the Assigned Agreement shall be effective as against the Security Trustee.
3.    Representations and Warranties. The Obligor hereby represents and warrants to the Security Trustee that:
(a)    The Obligor is duly formed, validly existing and in good standing under the laws of Delaware. The Obligor has full limited liability power, authority and legal right to incur the obligations provided for in this Direct Agreement and the Assigned Agreement.
(b)    The execution, delivery and performance by the Obligor of this Direct Agreement and the Assigned Agreement have been duly authorized by all necessary organizational action, and do not and will not require any consent or approval of the Obligor’s board of directors, shareholders or any other person or entity which has not been obtained.
(c)    Each of this Direct Agreement and the Assigned Agreement is in full force and effect and is a legal, valid and binding obligation of the Obligor, enforceable against the Obligor in accordance with its terms, except as limited by general principles of equity and bankruptcy, insolvency and similar laws.
(d)    The Obligor is not, to the best of its knowledge, in default under any covenant or obligation hereunder or under the Assigned Agreement. To the best knowledge of the Obligor, the Assignor is not in default under any material covenant or obligation of the Assigned Agreement.
(e)    As a result of, and after giving effect to, the assignment by the Assignor to the Security Trustee of the Assigned Agreement (pursuant to the Security Document), and the acknowledgment of and consent to such assignment by the Obligor (pursuant to this Direct Agreement), there exists no event or condition which would (i) constitute a default, or which would, with the giving of notice or lapse of time or both, constitute a default under the Assigned Agreement, (ii) result in any violation of any term of any of its constitutive documents, of any material contract or agreement applicable to it, of any license, permit, franchise, judgment, decree, writ, injunction, order, charter, law ordinance, rule or regulation applicable to it or any of its properties or to any obligations incurred by it or by which it or any of its properties may be bound or affected, or of any determination or award of any arbitrator applicable to it, (iii) conflict with, or cause a breach of, or default under, any such term described in clause (ii), or (iv) result in the creation of any lien upon any of its properties or assets that, in each of the circumstances and scenarios described in clauses (ii), (iii) and (iv), could reasonably be expected to have a material adverse effect on the Obligor’s ability to perform under this Direct Agreement or under the Assigned Agreement.
(f)    All representations made by the Obligor in the Assigned Agreement are true and correct in all material respects on the date hereof.
(g)    There is no litigation, action, suit, or legal proceeding pending or, to the knowledge of the Obligor, threatened, against the Obligor, before or by any court, administrative agency, environmental council, arbitrator or governmental authority, body or agency, which could

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Common Security and Account Agreement

reasonably be expected to materially adversely affect the performance by the Obligor of its obligations hereunder or under the Assigned Agreement or which questions the validity, binding effect or enforceability hereof or thereof. Notwithstanding the foregoing, certain regulatory proceedings or permitting processes necessary for the acquisition of any “Transporter Regulatory Authorizations,” as that term is defined in the Assigned Agreement, remain pending.
(h)    As of the date hereof, the Obligor has not received notice of, or consented to, the assignment of any of the Assignor’s right, title, or interest in the Assigned Agreement to any Person other than the Security Trustee.
4.    Arrangements Regarding Payments. All payments to be made by the Obligor to the Assignor under the Assigned Agreement shall be made in lawful money of the United States of America in immediately available funds (or as otherwise permitted under the Assigned Agreement), directly to (a) prior to the project completion date (as notified by the Security Trustee to the Obligor), the Equity Proceeds Account (ABA: [●], Account Number: [●], FFC: [●]) and (b) on and after the project completion date (as notified by the Security Trustee to the Obligor), the Revenue Account (ABA: [●], Account Number: [●], FFC: [●]) or to such other Person and at such other address as the Security Trustee may from time to time specify in writing to the Obligor. The Assignor hereby authorizes and directs the Obligor to make such payments as aforesaid, and agrees that such payment shall satisfy the Obligor’s obligation to pay such amounts to the Assignor under the Assigned Agreement.
5.    Miscellaneous.
(a)    This Direct Agreement shall be binding upon the successors and assigns of the parties hereto.
(b)    No amendment or waiver of any provisions of this Direct Agreement or consent to any departure from any provisions of this Direct Agreement shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
(c)    All notices or other communications required or permitted to be given hereunder shall be in writing and shall be considered as properly given (i) if delivered in person, (ii) if sent by reputable overnight delivery services (including Fedex, DHL and other similar overnight delivery services), (iii) in the event overnight delivery services are not readily available, if mailed by first class mail, postage prepaid, registered or certified with return receipt requested, or (iv) if sent by facsimile confirmed by telephone. Notice so given shall be effective upon receipt by the addressee, except that communication or notice so transmitted by facsimile shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted if transmitted before 4:00 p.m., recipient’s time, and if transmitted after that time, on the next following Business Day; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. Any party shall have the right to change its address for notice hereunder to any other location by giving of thirty (30) days’ written notice to the other parties in the manner set forth herein.

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Common Security and Account Agreement

(d)    THIS DIRECT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS DIRECT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
(e)    EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS DIRECT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
(f)    This Direct Agreement may be executed in one or more counterparts with the same effect as if such signatures were upon the same instrument.
(g)    No failure on the part of a party hereto or any of its agents or designees to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege hereunder shall operate as a waiver thereof (subject to any statute of limitations), and no single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
(h)    In the event of a conflict between any provision of this Direct Agreement and the Assigned Agreement, the provisions of this Direct Agreement shall prevail.
(i)    The Obligor will at any time from time to time, upon the written request of the Security Trustee , execute and deliver such further documents and such other acts and things as the Security Trustee may reasonably request in order to effectuate more fully the purposes of this Direct Agreement.
(j)    This Direct Agreement shall terminate upon the Discharge Date (as defined under the Finance Documents) (which the Security Trustee shall promptly notify to the Obligor) or upon the assignment, novation or any other form of transfer of the Assigned Agreement by the Obligor in accordance with the terms of the Assigned Agreement and this Direct Agreement if the assignee executes and delivers to the Security Trustee a Direct Agreement in form and substance substantially similar to this Direct Agreement.

20
Common Security and Account Agreement

(k)    Notwithstanding anything to the contrary contained herein none of the parties hereto shall be liable for any incidental, special, indirect, consequential, punitive, or exemplary damages arising from or relating to this Direct Agreement or such party’s performance or failure to perform hereunder, including any such damages based upon breach of contract, tort (including negligence and misrepresentation), breach of warranty, strict liability, statute, operation of law or any other theory of recovery.
(The remainder of this page is intentionally left blank.)

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Common Security and Account Agreement

IN WITNESS WHEREOF, the undersigned by its officer duly authorized has caused this Direct Agreement to be duly executed and delivered as of the first date written above.

[NATURAL GAS PIPELINE COMPANY OF AMERICA LLC, as Obligor

By: _______________________
Name: Title:

Address for Notices:

Natural Gas Pipeline Company of America LLC 3250 Lacey Road Suite 700 Downers Grove, IL 60515 Attention: James Brett Office: 630-725-3040 Fax: 630-725-3107 Email: james_brett@kindermorgan.com

SIGNATURE PAGE TO DIRECT AGREEMENT
Common Security and Account Agreement

IN WITNESS WHEREOF, the undersigned by its officer duly authorized has caused this Direct Agreement to be duly executed and delivered as of the first date written above.

SOCIÉTÉ GÉNÉRALE, not individually but solely in its capacity as Security Trustee
By: _______________________
Name:
Title:

Address for Notices:

Société Générale
245 Park Avenue
New York, NY, 10167
Attention: Ed Grimm
Office: 212-278-6450
Fax: 212-278-6136
Email: edward.grimm@sgcib.com

with a copy to:

Société Générale
245 Park Avenue
New York, NY, 10167
Attention: Ellen Turkel
Office: 212-278-6437
Fax: 212-278-6136
Email: ellen.turkel@sgcib.com

SIGNATURE PAGE TO DIRECT AGREEMENT
Common Security and Account Agreement

Acknowledged and Agreed: Corpus Christi Liquefaction, LLC
By: _______________________
Name:
Title:

Address for Notices:

700 Milam Street, Suite 1900
Houston, TX 77002
Telephone:
Facsimile:
Email:

SIGNATURE PAGE TO DIRECT AGREEMENT
Common Security and Account Agreement